Exhibit 99.2

Capital Southwest Corporation Q1 2017 Earnings Presentation August 9, 2016 5400 Lyndon B. Johnson Freeway, Suite 1300 | Dallas, Texas 75240 | 214.238.5700 | capitalsouthwest.com

Forward-Looking Statements • This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 relating to, among other things the business, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements preceded or followed by or that include the words "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof, or any other statements that are not historical statements are forward-looking statements. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • In light of these risks, uncertainties, assumptions, and other factors inherent in forward-looking statements, actual results may differ materially from those discussed in this presentation. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2016 and its subsequent filings with the Securities and Exchange Commission. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Capital Southwest does not assume any obligation revise or to update these forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law. Page 2

Conference Call Participants Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Chris Rehberger VP Finance / Treasurer Page 3

CSWC Company Overview CSWC has refocused its investment strategy to become a lender to middle-market companies across the capital structure • • • • CSWC was formed in 1961, and became a BDC in 1988 Publicly-traded on Nasdaq under CSWC ticker Internally-managed BDC with RIC status for tax purposes In December 2014, announced split into two separate companies with spin-off of industrial growth company (“CSW Industrials”; Nasdaq: CSWI) which was completed September 30th, 2015 15 employees based in Dallas, Texas Investable capital base of approximately $273 MM CSWC has made significant strides towards rotating its investment portfolio from equity to credit • • • Page 4

CSWC Corporate Strategy • Building a BDC that pays shareholders attractive and sustainable dividends by establishing: • • • • • A portfolio of investments balanced between liquid and illiquid asset classes A portfolio of predominantly cash generating loans An investment discipline focused on granularity and diversity across asset classes Consistent NAV per share growth through selective equity co-investments A match of fixed and floating rates with financing sources • Maintaining a shareholder friendly Internally Managed structure which: • • • Aligns management incentives with shareholder value Incurs lower operating expenses versus the Externally Managed Structure Historically has rewarded performing Internally Managed BDCs with price to book premiums of 0.5x versus Externally Managed peers • Continuing to execute on our I-45 SLF joint venture with Main Street which: • • • Enhances CSWC origination capabilities in the middle market Grows recurring cash income by investing in a pool of granular and diversified larger middle market first lien loans Cultivates relationships with financial institutions within the Senior Loan Fund credit facility • Pursuing an SBIC License and participation in the Debenture Program to capitalize our smaller lower middle market investment strategy Page 5

Two Pronged Investment Strategy Lower Middle Market: CSWC led or club deals • • • • • • Companies with EBITDA greater than $3 MM Typically leverage of 2x – 4x Debt to EBITDA through CSWC debt Commitment size up to $20 million with hold sizes of $5 MM to $15 MM Originate both Sponsored and Non-sponsored debt investments Securities include first lien, unitranche, second lien and subordinated debt Non-control equity co-investments alongside debt investments Upper Middle Market: Participate/Purchase First and Second Lien positions • • • • • • Companies typically have in excess of $50 MM in EBITDA Typically leverage of 3x – 5.5x Debt to EBITDA through CSWC debt position Hold sizes of $5 MM to $7 MM Floating Rate First and Second Lien debt securities More liquid assets relative to Lower Middle Market investments Provides flexibility to invest/divest opportunistically based on market conditions and liquidity position Page 6

I-45 Senior Loan Fund Portfolio Invested $4 MM additional equity to fund I-45 loan portfolio growth to $134 MM Current I-45 Portfolio (By Industry) Current I-45 Portfolio (By Type) 2%1% 3% 3% 13% 4% 4% 4% 4% 1st Lien 98% 12% 4% 4% 11% 7% 7% 10% 9% 2nd Lien 2% Page 7 I-45 Portfolio Statistics Q3 2016Q4 2016Q1 2017 Total Debt Investments at Cost$82,508$99,836$134,222 Number of Issuers192431 Avg. Investment Size as a % of Portfolio5.26%4.17%3.23% Wtd. Avg. CSWC Leverage on Investments3.3x 3.3x3.7x Wtd. Avg. Yield to Maturity7.59%7.85%8.36% Wtd. Avg. Duration (Yrs) 4.5 4.2 4.2

Q1 2017 Portfolio Originations In Thousands Page 8 Portfolio Originations - Since Quarter End Name Industry Type Market Par Value Yield I nfogroup Software & I T Services 1st Lien Upper Middle Market $2,204 L + 5.5% (1.5% Floor) I magine! Print Solutions Media, Marketing, & Entertainment 1st Lien Upper Middle Market $900 L + 6.0% (1.0% Floor) Amware Fulfillment, LLC Transportation & Logistics 1st Lien Lower Middle Market $13,400 L + 9.5% (1.0% Floor) Middle Market Club Undisclosed 1st Lien Upper Middle Market $10,000 L + 9.0% (1.0% Floor) Total $26,504 Q1 2017 Portfolio Originations Name Industry Type Market Segment Par Value Yield I nfogroup Software & I T Services 1st Lien Upper Middle Market $1,734 L + 5.5% (1.5% Floor) Total $1,734

Portfolio Rotation Focused on Credit • Since June 2014, CSWC has transformed its investment portfolio increasing income earning assets from 1% of the investable portfolio to 58% o Exited 21 legacy portfolio equity investments, generating $222 MM in proceeds o Invested $102 MM in 18 middle-market credit investments o Invested $152 MM in 33 credits within I-45 Senior Loan Fund (“I-45”) 1% of Total Assets Generating Recurring Income 58% of Total Assets Generating Recurring Income Yielding Equity Assets 12% Non-Yielding Equity Assets, 77% Cash 35% I-45 15% Debt Assets 31% Cash, 23% Non-Yielding Equity Assets 7% Debt Assets, 1% Page 9 6/30/2016 Investable Assets 6/30/2014 (excl. CSWI Companies)

Portfolio Mix as of 6/30/16 at Fair Value Current Portfolio of $178 MM continues to be granular, diverse, and focused on income generating securities Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Healthcare Services 4% Specialty Chemicals 1% Financial Services 2% Consumer Services 3% Software & IT Services 5% Non-Yielding Equity 10% Multi-Sector Holdings (I-45) 23% Distribution 5% 1st Lien 20% Healthcare Products 5% Yielding Equity 19% 2nd Lien 19% Energy Services (Upstream) 6% Industrial Products 22% I-45 Senior Loan Fund 23% Consumer Products & Retail 7% Business Services 8% Senior Subordinated Debt 9% Media, Marketing & Ent. 9% Page 10

Q1 2017 Highlights Financial Highlights • Q1 2017 Pre-Tax Net Investment Income of $918 K or $0.06 per weighted average diluted share Paid quarterly dividend of $0.06 per share No non-accruals within debt investment portfolio Increased I-45 Senior Loan Fund investment portfolio to $134 MM from $99 MM o Increased Deutsche Bank led Credit Facility to $120 MM from $100 MM o I-45 distributed $1.1 MM dividend to CSWC during the quarter $11.1 MM principal repayments during the quarter o Freedom Truck Finance ($6 million proceeds / 14.3% IRR) o Bob’s Discount Furniture ($5 million proceeds / 15.1% IRR) $97 MM in cash available for investment activity • • • • • Page 11

Key Highlights

(In Thousands, except per share amounts)	Quarter Ended 9/30/2015	Quarter Ended 12/31/2015	Quarter Ended 3/31/2016	Quarter Ended 6/30/2016
Financial Highlights				
Pre-Tax Net Investment Income / (Loss) Per Wtd. Avg. Diluted Share	($0.59)	($0.04)	$0.04	$0.06
Dividends Per Share	$0.00	$0.00	$0.04	$0.06
NAV Per Share	$17.68	$17.22	$17.34	$17.39
Cash & Cash Equivalents	$184,111	$143,680	$95,969	$96,957
Debt to Equity	0.0x	0.0x	0.0x	0.0x
Shares Outstanding	15,583	15,725	15,726	15,718
Weighted Average Shares Outstanding (Diluted)	15,680	15,751	15,795	15,791
Portfolio Statistics				
Fair Value of Debt Investments	$45,115	$60,929	$92,832	$83,730
Average Debt Investment Hold Size	$5,013	$5,077	$5,157	$4,925
Fair Value of Debt Investments as a % of Cost	100%	100%	99%	99%
% of Debt Portfolio on Non-Accrual (at Fair Value)	0.3%	0.0%	0.0%	0.0%
Weighted Average Investment Rating[1]	N/A	2.0	2.0	1.9
Weighted Average Yield on Debt Investments	10.11%	10.31%	10.67%	10.08%
Total Fair Value of Portfolio Investments	$93,339	$134,935	$178,436	$175,915
Weighted Average Yield on all Portfolio Investments	4.37%	10.82%	9.46%	9.35%
Investment Mix (Debt vs. Equity)[2]	47% / 53%	57% / 43%	65% / 35%	62% / 38%
Investment Mix (Yielding vs. Non-Yielding)	80% / 20%	89% / 11%	90% / 10%	90% / 10%

[1] CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2.

[2] Excludes CSWC equity investment in I-45 Senior Loan Fund

CSWC capital southwest

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Balance Sheet Highlights Page 13 (In Thousands, except per share amounts) Quarter Ended 9/30/2015 Quarter Ended 12/31/2015 Quarter Ended 3/31/2016 Quarter Ended 6/30/2016 Assets Portfolio Investments Cash & Cash Equivalents Deferred Tax Asset Other Assets $93,339 $184,111 $1,649 $6,551 $134,935 $143,680 $1,544 $6,421 $178,436 $95,969 $2,342 $7,746 $175,915 $96,957 $1,874 $6,110 Total Assets $285,650 $286,580 $284,493 $280,856 Liabilities Payable for Unsettled Transaction Income Tax Payable Other Liabilities $0 $0 $10,059 $4,850 $2,948 $7,997 $3,940 $0 $7,918 $0 $601 $6,971 Total Liabilities $10,059 $15,795 $11,858 $7,572 Shareholders Equity Net Asset Value Shares Outstanding at Period End NAV per Share Debt to Equity $275,591 15,583 $17.68 0.0x $270,785 15,725 $17.22 0.0x $272,635 15,726 $17.34 0.0x $273,284 15,718 $17.39 0.0x

Income Statement Highlights Page 14 (In Thousands, except per share amounts) Quarter Ended 9/30/15 Quarter Ended 12/31/15 Quarter Ended 3/31/16 Quarter Ended 6/30/16 Investment Income Interest Income Dividend Income Fees and Other Income $945 $0 $133 $1,415 $1,612 $280 $2,110 $1,578 $123 $2,292 $1,769 $96 Total Investment Income $1,078 $3,307 $3,811 $4,157 Expenses Cash Compensation Share Based Compensation General & Administrative Spin-off Related Expenses $3,411 $370 $1,070 $5,474 $1,675 $195 $1,354 $710 $1,403 $257 $1,192 $251 $1,484 $239 $1,344 $172 Total Expenses Pre-Tax Net Investment Income / (Loss) $10,325 ($9,247) $3,934 ($627) $3,103 $708 $3,239 $918 Taxes and Gain / (Loss) Income Tax Benefit (Expense) Net realized gain (loss) on investments Net increase (decrease) in unrealized appreciation of investments ($88) ($3,396) $3,783 $607 ($8,170) $7,060 $788 $12 $1,001 ($547) $199 $2,127 Net increase (decrease) in net assets resulting from operations Weighted Average Shares Outstanding Pre-Tax Net Investment Income Per Weighted Average Share Dividends Per Share ($8,948) 15,680 ($0.59) $0.00 ($1,130) 15,751 ($0.04) $0.00 $2,509 15,795 $0.04 $0.04 $2,697 15,791 $0.06 $0.06

Investment Income Detail Constructing a portfolio of investments with recurring cash yield Page 15 (In Thousands) Quarter Ended 9/30/2015 Quarter Ended 12/31/2015 Quarter Ended 3/31/2016 Quarter Ended 6/30/2016 Investment Income Breakdown Cash Interest Cash Dividends Management Fees Amortization of purchase discounts and fees Other Income (non-recurring) $930 $0 $133 $15 $0 $1,392 $1,612 $275 $23 $5 $2,063 $1,578 $115 $47 $8 $2,216 $1,769 $95 $76 $1 Total Investment Income $1,078 $3,307 $3,811 $4,157 Key Metrics Cash Income as a % of Investment Income % of Total Investment Income that is Recurring 98.6% 100.0% 99.3% 99.8% 98.8% 99.8% 98.2% 100.0%

Interest Rate Sensitivity Impact of Base Rate Changes on Net Investment Income Debt Portfolio Composition Fixed Rate Debt 18% Floating Rate Debt 82% Note: Illustrative change in NII is based on a projection of our existing debt investments as of 6/30/16, adjusted only for changes in Base Rates. The results of this analysis include the I-45 Senior Loan Fund, which is comprised of 100% floating rate assets and liabilities. Page 16 IllustrativeIllustrative Change in Base Interest RatesNII Change ($'s)NII Change (Per Share) 50 bps($61,563)($0.00) 100bps$437,577$0.03 150bps$1,001,926$0.06 200bps$1,566,276$0.10

Corporate Information Dallas, TX Capital Southwest Page 17 Securities Listing NASDAQ: CSWC Transfer Agent American Stock Transfer & Trust Company, LLC 800-937-5449 www.amstock.com Corporate Offices & Website 5400 LBJ Freeway 13th Floor Dallas, TX 75240 http://www.capitalsouthwest.com Investor Relations Michael S. Sarner 214-884-3829 msarner@capitalsouthwest.com Corporate Counsel Thompson & Knight / Jones Day Dallas, TX Independent Auditor Grant Thornton Fiscal Year End March 31 Senior Management Bowen S. Diehl President & Chief Executive Officer Michael S. Sarner Chief Financial Officer, Secretary & Treasurer Board of Directors Inside Directors Joseph B. Armes Bowen S. Diehl Independent Directors John H. Wilson William R. Thomas T. Duane Morgan David R. Brooks Jack D. Furst